© 2022 Wells Fargo Bank, N.A. All rights reserved. 1Q22 Financial Results April 14, 2022 Exhibit 99.3

21Q22 Financial Results 1Q22 results Financial Results ROE: 8.4% ROTCE: 10.0%1 Efficiency ratio: 79%2 Credit Quality Capital and Liquidity CET1 ratio: 10.5%3 LCR: 119%4 TLAC ratio: 22.3%5 • Provision for credit losses of $(787) million, up $261 million – Total net charge-offs of $305 million, down $218 million ◦ Net loan charge-offs of 0.14% of average loans (annualized) – Allowance for credit losses for loans of $12.7 billion, down $5.4 billion from 1Q21 and down $1.1 billion from 4Q21 • Common Equity Tier 1 (CET1) capital of $132.3 billion3 • CET1 ratio of 10.5% under the Standardized Approach and 11.8% under the Advanced Approach3 • Repurchased 110.1 million shares of common stock, or $6.0 billion, in the quarter Comparisons in the bullet points are for 1Q22 versus 1Q21, unless otherwise noted. 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 16. 2. The efficiency ratio is noninterest expense divided by total revenue. 3. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 17 for additional information regarding CET1 capital and ratios. CET1 is a preliminary estimate. 4. Liquidity coverage ratio (LCR) represents high-quality liquid assets divided by projected net cash outflows, as each is defined under the LCR rule. LCR is a preliminary estimate. 5. Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. • Net income of $3.7 billion, or $0.88 per diluted common share, which included a $0.21 per diluted common share impact from the decrease in the allowance for credit losses – Revenue of $17.6 billion, down 5% ◦ Mortgage banking noninterest income of $693 million, down from $1.3 billion in 1Q21 ◦ Businesses divested in 2021 accounted for $791 million of revenue in 1Q21 – Noninterest expense of $13.9 billion, down 1%, included a $460 million increase in operating losses primarily driven by customer remediation expense predominantly for a variety of historical matters ◦ Businesses divested in 2021 accounted for a ~$400 million decline in noninterest expense • Effective income tax rate of 16.1%, which included net discrete income tax benefits • Average loans of $898.0 billion, up 3%; period-end loans of $911.8 billion, up 6% from 1Q21 and up 2% from 4Q21 • Average deposits of $1.5 trillion, up 5%

31Q22 Financial Results Capital Capital Position • Common Equity Tier 1 (CET1) ratio of 10.5%1 at March 31, 2022 remained above our regulatory minimum of 9.1% • CET1 ratio down 130 bps from 1Q21 and down 90 bps from 4Q21 and reflected: – Strong capital return to shareholders (see below) – $5.1 billion reduction in cumulative other comprehensive income in the quarter driven by higher interest rates and wider agency mortgage-backed securities (MBS) spreads – Higher risk-weighted assets (RWAs) on higher loan balances and commitments – Adoption of the standardized approach for counterparty credit risk (SA-CCR) resulting in an increase in RWAs of less than 1.0% in the quarter Capital Return • Period-end common shares outstanding down 351.2 million, or 8%, YoY and down 95.9 million, or 2%, from 4Q21 • Strong capital position allowed for meaningful capital return to shareholders – Since 3Q21 we have returned $20.9 billion to shareholders: ◦ $18.3 billion in gross common stock repurchases, in line with our Capital Plan for 3Q21 - 2Q22 ◦ $2.6 billion of common stock dividends, reflecting two increases Total Loss Absorbing Capacity (TLAC) • As of March 31, 2022, our TLAC as a percentage of total risk-weighted assets was 22.3%2 compared with the required minimum of 21.5% • Issued $8.0 billion of long-term debt in the quarter Common Equity Tier 1 Ratio under the Standardized Approach 1 11.8% 12.1% 11.6% 11.4% 10.5% 1Q21 2Q21 3Q21 4Q21 1Q22 Estimated 1. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 17 for additional information regarding CET1 capital and ratios. 1Q22 CET1 is a preliminary estimate. 2. Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. 9.1% Regulatory Minimum

1Q22 earnings

$ in millions (mm), except per share data	1Q22	4Q21	1Q21	vs. 4Q21	vs. 1Q21
Net interest income	$9,221	9,262	8,808	($41)	413
Noninterest income	8,371	11,594	9,724	(3,223)	(1,353)
Total revenue	17,592	20,856	18,532	(3,264)	(940)
Net charge-offs	305	423	523	(118)	(218)
Change in the allowance for credit losses	(1,092)	(875)	(1,571)	(217)	479
Provision for credit losses	(787)	(452)	(1,048)	(335)	261
Noninterest expense	13,870	13,198	13,989	672	(119)
Pre-tax income	4,509	8,110	5,591	(3,601)	(1,082)
Income tax expense	707	1,711	901	(1,004)	(194)
Effective income tax rate (%)	*16.1 %*	*22.9*	*16.3*	(678) bps	(12)
Net income	**$3,671**	**5,750**	**4,636**	**($2,079)**	**(965)**
Diluted earnings per common share	$0.88	1.38	1.02	($0.50)	(0.14)
Diluted average common shares (# mm)	3,868.9	3,964.7	4,171.0	(96)	(302)
Return on equity (ROE)	8.4 %	12.8	10.3	(446) bps	(195)
Return on average tangible common equity (ROTCE) [1]	10.0	15.3	12.4	(527)	(241)
Efficiency ratio	79	63	75	1,556	336

1. Tangible common equity and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the "Tangible Common Equity" table on page 16.

1Q22 Financial Results

4

Credit quality

WELLS FARGO

Provision for Credit Losses and Net Charge-offs *($ in millions)*



523
379
257
423
305
0.24%
0.18%
0.12%
0.19%
0.14%
(1,048)
(1,260)
(1,395)
(452)
(787)
1Q21
2Q21
3Q21
4Q21
1Q22
Provision for Credit Losses
Net Charge-offs
Net Loan Charge-off Ratio

- Commercial net loan charge-offs down $57 million to a net recovery position
- Consumer net loan charge-offs down $59 million from a 4Q21 which included $152 million, or 16 bps, of net charge-offs related to a change in practice to fully charge-off certain delinquent legacy residential mortgage loans; 1Q22 included higher auto losses and seasonally higher credit card losses
- Nonperforming assets decreased $323 million, or 4%, as a $423 million decrease in commercial nonaccruals, was partially offset by a $71 million increase in residential mortgage nonaccruals primarily resulting from certain borrowers exiting COVID-19-related accommodation programs

Allowance for Credit Losses for Loans *($ in millions)*



18,043
7,361
2.09%
10,682
16,391
6,821
1.92%
9,570
14,705
6,140
1.70%
8,565
13,788
5,997
1.54%
7,791
12,681
5,533
1.39%
7,148
1Q21
2Q21
3Q21
4Q21
1Q22
Commercial
Consumer
Allowance coverage for total loans

- Allowance for credit losses for loans down $1.1 billion predominantly due to reduced uncertainty around the economic impact of the COVID-19 pandemic on our loan portfolios
  - Allowance coverage for total loans down 15 bps from 4Q21 and down 70 bps from 1Q21

Comparisons in the bullet points are for 1Q22 versus 4Q21, unless otherwise noted.

1Q22 Financial Results

5

Loans and deposits

WELLS FARGO

Average Loans Outstanding *($ in billions)*



873.4
854.7
854.0
875.0
898.0
396.8
377.7
375.9
379.5
381.9
3.34%
3.33%
3.29%
3.32%
3.25%
476.6
477.0
478.2
495.6
516.1
1Q21
2Q21
3Q21
4Q21
1Q22
Commercial Loans
Consumer Loans
Total Average Loan Yield

- Average loans up $24.6 billion, or 3%, year-over-year (YoY), and up $23.0 billion, or 3%, from 4Q21 including a $18.1 billion increase in commercial & industrial loans
- Total average loan yield of 3.25%, down 9 bps YoY and down 7 bps from 4Q21 reflecting lower interest income from loans purchased from securitization pools
- Period-end loans up $50.2 billion, or 6%, YoY, and up $16.4 billion, or 2%, from 4Q21 on growth in both and commercial and consumer loans

Period-End Loans Outstanding *($ in billions)*

		1Q22	vs 4Q21	vs 1Q21
Commercial	$	526.7	3 %	10 %
Consumer		385.1	1 %	— %
Total loans	**$**	**911.8**	**2 %**	**6 %**

Average Deposits and Rates *($ in billions)*



1,393.5
46.5
173.7
194.5
189.4
789.4
1,435.8
41.7
175.0
190.8
192.6
835.7
1,450.9
37.3
176.6
189.4
199.2
848.4
1,470.0
34.9
180.9
182.1
207.7
864.4
1,464.1
27.1
185.8
169.2
200.7
881.3
1Q21
2Q21
3Q21
4Q21
1Q22
Corporate
Wealth and Investment Management
Corporate and Investment Banking
Commercial Banking
Consumer Banking and Lending

- Average deposits up $70.6 billion, or 5%, YoY as growth across most businesses was partially offset by targeted actions to manage to the asset cap, primarily in Corporate Treasury and Corporate and Investment Banking
- Average deposit cost of 3 bps, up 1 bp from 4Q21 on deposit mix changes, and stable YoY

Average Deposit Cost

1Q21	2Q21	3Q21	4Q21	1Q22
0.03%	0.03%	0.03%	0.02%	0.03%

1Q22 Financial Results

6

71Q22 Financial Results 8,808 8,800 8,909 9,262 9,221 Net Interest Income Net Interest Margin (NIM) on a taxable-equivalent basis 1Q21 2Q21 3Q21 4Q21 1Q22 2.16% Net interest income • Net interest income up $413 million, or 5%, from 1Q21 primarily due to lower mortgage-backed securities premium amortization, a decrease in long-term debt, and higher loan balances, partially offset by lower interest income from loans purchased from securitization pools and Paycheck Protection Program (PPP) loans – 1Q22 MBS premium amortization was $361 million vs. $616 million in 1Q21 and $477 million in 4Q21 • Net interest income down $41 million from 4Q21 as higher earning asset yields and higher investment securities and loan balances, were more than offset by two fewer days in the quarter, lower interest income from loans purchased from securitization pools and PPP loans, higher funding costs and unfavorable hedge ineffectiveness accounting results Net Interest Income ($ in millions) 2.05% 2.02% 2.03% 2.11% 1. Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. 1

Noninterest expense

WELLS FARGO

Noninterest Expense *($ in millions)*



13,989
104
4,114
213
9,558
13,341
79
4,141
303
8,818
13,303
4,073
540
8,690
13,198
4,211
512
8,475
13,870
3,926
673
9,271
1Q21
2Q21
3Q21
4Q21[1]
1Q22
Goodwill Write-down
All Other Expenses
Operating Losses
Personnel Expense

Headcount *(Period-end, '000s)*

1Q21	2Q21	3Q21	4Q21	1Q22
265	259	254	249	247

- Noninterest expense down 1% from 1Q21
  - Personnel expense down 3% on lower salaries expense primarily reflecting efficiency initiatives and divestitures
  - Non-personnel expense up $168 million, or 4%, and included a $460 million increase in operating losses primarily driven by customer remediation expense predominantly for a variety of historical matters, partially offset by lower expenses from divestitures, and lower occupancy expense reflecting efficiency initiatives
- Noninterest expense up 5% from 4Q21
  - Personnel expense up 9% due to seasonally higher payroll tax, 401(k) plan, and incentive compensation expenses, partially offset by two fewer days in the quarter
  - Non-personnel expense down $124 million, or 3%, and included:
    - Professional and outside services expense down $182 million reflecting efficiency initiatives
    - $126 million lower advertising and promotion expense
    - Operating losses up $161 million primarily driven by customer remediation expense predominantly for a variety of historical matters

1. 4Q21 noninterest expense included approximately $100 million of operating expenses associated with our Corporate Trust Services business and Wells Fargo Asset Management, which were sold on November 1, 2021. The approximately $100 million excludes expenses attributable to transition services agreements and corporate overhead.

1Q22 Financial Results

8

Consumer Banking and Lending

WELLS FARGO

Summary Financials

$ in millions (mm)	1Q22	vs. 4Q21	vs. 1Q21
Revenue by line of business:			
Consumer and Small Business Banking (CSBB)	$5,071	$199	521
Consumer Lending:			
Home Lending	1,490	(353)	(737)
Credit Card [1]	1,265	(6)	77
Auto	444	(26)	41
Personal Lending [1]	293	16	7
Total revenue	**8,563**	**(170)**	**(91)**
Provision for credit losses	(190)	(316)	229
Noninterest expense	6,395	269	128
Pre-tax income	2,358	(123)	(448)
Net income	**$1,770**	**($92)**	**(334)**

Selected Metrics

		1Q22	4Q21	1Q21
Return on allocated capital [2]		14.4 %	14.8	17.2
Efficiency ratio [3]		75	70	72
Retail bank branches	#	4,705	4,777	4,944
Digital (online and mobile) active customers [4] (mm)		33.7	33.0	32.9
Mobile active customers [4] (mm)		27.8	27.3	26.7

- Total revenue down 1% YoY and down 2% from 4Q21
  - CSBB up 11% YoY primarily due to higher deposit balances, higher deposit-related fees primarily reflecting lower fee waivers, and an increase in debit card transaction volumes, partially offset by lower revenue from PPP loans
  - Home Lending down 33% YoY and 19% from 4Q21 on lower origination volumes and gain on sale margins, and lower interest income from loans purchased from securitization pools; YoY results were partially offset by higher mortgage servicing income
  - Credit Card [1] up 6% YoY reflecting higher loan balances and point of sale volume
  - Auto up 10% YoY on higher loan balances, and down 6% from 4Q21 on lower originations and spread compression
- Noninterest expense up 2% YoY and up 4% from 4Q21 on higher operating losses primarily reflecting customer remediation expense predominantly for a variety of historical matters, as well as seasonally higher personnel expense

Average Balances and Selected Credit Metrics

$ in billions	1Q22	4Q21	1Q21
Balances [5]			
Loans	$325.1	325.4	353.1
Deposits	881.3	864.4	789.4
Credit Performance			
Net charge-offs as a % of average loans	0.47 %	0.50	0.42

1. In 1Q22, we transferred our Retail Services business from Credit Card to Personal Lending. Prior period balances have been revised to conform with the current period presentation.
2. Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
3. Efficiency ratio is segment noninterest expense divided by segment total revenue.
4. Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days.
5. In 1Q22, we prospectively transferred certain customer accounts from the Commercial Banking operating segment to Small Business Banking in the Consumer Banking and Lending operating segment.

1Q22 Financial Results

9

101Q22 Financial Results Consumer Banking and Lending Mortgage Loan Originations ($ in billions) Auto Loan Originations ($ in billions) Credit Card POS Volume2 ($ in billions) Debit Card Point of Sale (POS) Volume and Transactions 1 1. Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases. 2. In 1Q22, we prospectively transferred certain customer accounts from the Commercial Banking operating segment to Small Business Banking in the Consumer Banking and Lending operating segment. 51.8 53.2 51.9 48.1 37.9 33.6 36.9 35.2 32.8 24.1 18.2 16.3 16.7 15.3 13.8 Retail Correspondent Refinances as a % of Originations 1Q21 2Q21 3Q21 4Q21 1Q22 108.5 122.0 118.6 122.4 115.0 POS Volume ($ in billions) POS Transactions (billions) 1Q21 2Q21 3Q21 4Q21 1Q22 7.0 8.3 9.2 9.4 7.3 1Q21 2Q21 3Q21 4Q21 1Q22 19.6 23.6 24.6 27.5 26.0 1Q21 2Q21 3Q21 4Q21 1Q22 2.3 2.5 2.5 2.5 2.3 64% 55% 55% 59% 56%

Commercial Banking

WELLS FARGO

Summary Financials

$ in millions	1Q22	vs. 4Q21	vs. 1Q21
Revenue by line of business:			
Middle Market Banking	$1,246	$79	87
Asset-Based Lending and Leasing	1,081	(36)	159
Total revenue	**2,327**	**43**	**246**
Provision for credit losses	(344)	40	55
Noninterest expense	1,531	138	(99)
Pre-tax income	1,140	(135)	290
Net income	**$857**	**($97)**	**220**

Selected Metrics

	1Q22	4Q21	1Q21
Return on allocated capital	16.9 %	18.5	12.3
Efficiency ratio	66	61	78
Average loans by line of business ($ in billions)			
Middle Market Banking [1]	$108.6	103.6	104.4
Asset-Based Lending and Leasing	85.8	81.0	78.8
Total loans [1]	$194.4	184.6	183.2
Average deposits [1]	200.7	207.7	189.4

- Total revenue up 12% YoY and up 2% from 4Q21
  - Middle Market Banking revenue up 8% YoY on higher deposit and loan balances, as well as the impact of higher interest rates
  - Asset-Based Lending and Leasing revenue up 17% YoY driven by higher loan balances, stronger net gains from equity securities, and higher revenue from renewable energy investments; down 3% from 4Q21 predominantly driven by lower net gains from equity securities
- Noninterest expense down 6% YoY primarily driven by lower personnel expense and occupancy expense due to efficiency initiatives, as well as lower lease expense; up 10% from 4Q21 primarily reflecting seasonally higher personnel expense

1. In 1Q22, we prospectively transferred certain customer accounts from the Commercial Banking operating segment to Small Business Banking in the Consumer Banking and Lending operating segment.

1Q22 Financial Results

11

Corporate and Investment Banking

WELLS FARGO

Summary Financials

$ in millions	1Q22	vs. 4Q21	vs. 1Q21
Revenue by line of business:			
Banking:			
Lending	$521	$2	68
Treasury Management and Payments	432	59	62
Investment Banking	331	(133)	(85)
Total Banking	1,284	(72)	45
Commercial Real Estate	995	(100)	83
Markets:			
Fixed Income, Currencies and Commodities (FICC)	877	83	(267)
Equities	267	62	15
Credit Adjustment (CVA/DVA) and Other	25	12	(11)
Total Markets	1,169	157	(263)
Other	22	(27)	1
Total revenue	**3,470**	**(42)**	**(134)**
Provision for credit losses	(196)	(2)	88
Noninterest expense	1,983	218	150
Pre-tax income	1,683	(258)	(372)
Net income	**$1,258**	**($196)**	**(297)**

Selected Metrics

	1Q22	4Q21	1Q21
Return on allocated capital	13.2 %	16.0	17.6
Efficiency ratio	57	50	51

- Total revenue down 4% YoY and down 1% from 4Q21
  - Banking revenue up 4% YoY and down 5% from 4Q21 on lower Investment Banking fees resulting from lower market activity, and improved treasury management results and higher loan balances
  - Commercial Real Estate revenue up 9% YoY on higher loan balances and higher revenue in our low-income housing business, partially offset by lower commercial mortgage-backed securities gain on sale margins and volumes; down 9% from 4Q21 driven by lower commercial mortgage-backed securities gain on sale margins and volumes, as well as lower net gains from equity securities
  - Markets revenue down 18% YoY on lower trading activity in residential mortgage-backed securities and high yield products, partially offset by higher foreign exchange, rates and commodities trading revenue; up 16% from 4Q21 driven by higher trading activity across Equities products and in FICC
- Noninterest expense up 12% from 4Q21 reflecting seasonally higher personnel expense

Average Balances *($ in billions)*

Loans by line of business	1Q22	4Q21	1Q21
Banking	$102.5	101.6	86.5
Commercial Real Estate	126.2	116.6	107.6
Markets	55.8	53.8	52.0
Total loans	$284.5	272.0	246.1
Deposits	169.2	182.1	194.5
Trading-related assets	196.8	195.9	197.4

1Q22 Financial Results

12

131Q22 Financial Results Wealth and Investment Management Summary Financials $ in millions 1Q22 vs. 4Q21 vs. 1Q21 Net interest income $799 $133 142 Noninterest income 2,958 (24) 71 Total revenue 3,757 109 213 Provision for credit losses (37) (34) 6 Noninterest expense 3,175 277 147 Pre-tax income 619 (134) 60 Net income $465 ($99) 46 Selected Metrics ($ in billions, unless otherwise noted) 1Q22 4Q21 1Q21 Return on allocated capital 21.0% 25.0 18.9 Efficiency ratio 85 79 85 Average loans $84.8 84.0 80.8 Average deposits 185.8 180.9 173.7 Client assets Advisory assets 912 964 885 Other brokerage assets and deposits 1,168 1,219 1,177 Total client assets $2,080 2,183 2,062 Annualized revenue per advisor ($ in thousands) 1 1,221 1,171 1,058 Total financial and wealth advisors 12,250 12,367 13,277 1. Represents annualized segment total revenue divided by average total financial and wealth advisors for the period. • Total revenue up 6% YoY – Net interest income up 22% YoY driven by the impact of higher interest rates, as well as higher deposit and loan balances – Noninterest income up 2% YoY on higher asset-based fees primarily due to higher market valuations, partially offset by lower transactional activity • Noninterest expense up 5% YoY primarily driven by higher revenue-related compensation; up 10% from 4Q21 primarily reflecting seasonally higher personnel expense

Corporate

WELLS FARGO

Summary Financials

$ in millions	1Q22	vs. 4Q21	vs. 1Q21
Net interest income	($818)	($398)	(428)
Noninterest income	806	(2,734)	(611)
Total revenue	**(12)**	**(3,132)**	**(1,039)**
Provision for credit losses	(20)	(23)	(117)
Noninterest expense	786	(230)	(445)
Pre-tax income	(778)	(2,879)	(477)
Income tax expense	(227)	(765)	48
Less: Net income from noncontrolling interests	128	(519)	75
Net loss	**($679)**	**($1,595)**	**(600)**

- Net interest income down YoY primarily due to higher deposit crediting rates paid to the operating segments, and the sales of our student loan portfolio and our Corporate Trust Services business in 2021
  - Divestitures in 2021 accounted for $147 million in net interest income in 1Q21
- Noninterest income down YoY due to the impact of divestitures and lower gains on the sales of securities in our investment portfolio, partially offset by improved results in our affiliated venture capital and private equity businesses
  - Divestitures in 2021 accounted for $644 million in noninterest income in 1Q21, which included a $208 million gain on the sale of our student loan portfolio
- Noninterest expense down YoY predominantly due to the impact of divestitures
  - Divestitures in 2021 accounted for a ~$400 million decline in noninterest expense and included ~$300 million related to Wells Fargo Asset Management and our Corporate Trust Services business, and a $104 million goodwill write-down on the sale of our student loan portfolio

1Q22 Financial Results

14

Appendix

Tangible Common Equity

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on nonmarketable equity securities, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company's use of equity.

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

							Quarter ended
(in millions, except ratios)			Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
Return on average tangible common equity:							
Net income applicable to common stock	(A)	$	3,393	5,470	4,787	5,743	4,256
Average total equity			186,337	190,744	194,041	190,968	189,074
Adjustments:							
Preferred stock			(20,057)	(20,267)	(21,403)	(21,108)	(21,840)
Additional paid-in capital on preferred stock			134	120	145	138	145
Unearned ESOP shares			646	872	875	875	875
Noncontrolling interests			(2,468)	(2,119)	(1,845)	(1,313)	(1,115)
Average common stockholders' equity	(B)		164,592	169,350	171,813	169,560	167,139
Adjustments:							
Goodwill			(25,180)	(25,569)	(26,192)	(26,213)	(26,383)
Certain identifiable intangible assets (other than MSRs)			(218)	(246)	(290)	(310)	(330)
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)			(2,395)	(2,309)	(2,169)	(2,208)	(2,217)
Applicable deferred taxes related to goodwill and other intangible assets (1)			803	848	882	873	863
Average tangible common equity	(C)	$	137,602	142,074	144,044	141,702	139,072
Return on average common stockholders' equity (ROE) (annualized)	(A)/(B)		8.4 %	12.8	11.1	13.6	10.3
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)		10.0	15.3	13.2	16.3	12.4

(1) Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

1Q22 Financial Results

16

Common Equity Tier 1 under Basel III

WELLS FARGO

Wells Fargo & Company and Subsidiaries

RISK-BASED CAPITAL RATIOS UNDER BASEL III (1)

(in billions, except ratio)			Estimated Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
Total equity (2)		$	**181.7**	190.1	191.1	193.1	188.0
Effect of accounting policy changes (2)			**—**	—	—	—	0.3
Total equity (as reported)			**181.7**	190.1	191.1	193.1	188.3
Adjustments:							
Preferred stock			**(20.1)**	(20.1)	(20.3)	(20.8)	(21.2)
Additional paid-in capital on preferred stock			**0.1**	0.1	0.1	0.2	0.2
Unearned ESOP shares			**0.7**	0.7	0.9	0.9	0.9
Noncontrolling interests			**(2.4)**	(2.5)	(2.0)	(1.9)	(1.1)
Total common stockholders' equity			**160.0**	168.3	169.8	171.5	167.1
Adjustments:							
Goodwill			**(25.2)**	(25.2)	(26.2)	(26.2)	(26.3)
Certain identifiable intangible assets (other than MSRs)			**(0.2)**	(0.2)	(0.3)	(0.3)	(0.3)
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)			**(2.3)**	(2.4)	(2.1)	(2.3)	(2.3)
Applicable deferred taxes related to goodwill and other intangible assets (3)			**0.9**	0.8	0.9	0.9	0.9
Current expected credit loss (CECL) transition provision (4)			**0.2**	0.2	0.5	0.9	1.3
Other			**(1.1)**	(0.9)	(1.0)	(1.1)	(0.7)
Common Equity Tier 1	(A)	$	**132.3**	140.6	141.6	143.4	139.7
Total risk-weighted assets (RWAs) under Standardized Approach	(B)		**1,264.4**	1,239.0	1,218.9	1,188.7	1,179.0
Total RWAs under Advanced Approach	(C)		**1,120.4**	1,116.1	1,138.6	1,126.5	1,109.4
Common Equity Tier 1 to total RWAs under Standardized Approach	(A)/(B)		**10.5 %**	11.4	11.6	12.1	11.8
Common Equity Tier 1 to total RWAs under Advanced Approach	(A)/(C)		**11.8**	12.6	12.4	12.7	12.6

(1) The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, tier 1 and total capital ratios under both approaches.

(2) In second quarter 2021, we elected to change our accounting method for low-income housing tax credit (LIHTC) investments. We also elected to change the presentation of investment tax credits related to solar energy investments. Prior period total equity was revised to conform with the current period presentation. Prior period risk-based capital and certain other regulatory related metrics were not revised.

(3) Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

(4) In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.

1Q22 Financial Results

17

181Q22 Financial Results Disclaimer and forward-looking statements Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company, including our outlook for future growth; (ii) our noninterest expense and efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses, our allowance for credit losses, and the economic scenarios considered to develop the allowance; (iv) our expectations regarding net interest income and net interest margin; (v) loan growth or the reduction or mitigation of risk in our loan portfolios; (vi) future capital or liquidity levels, ratios or targets; (vii) the performance of our mortgage business and any related exposures; (viii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (ix) future common stock dividends, common share repurchases and other uses of capital; (x) our targeted range for return on assets, return on equity, and return on tangible common equity; (xi) expectations regarding our effective income tax rate; (xii) the outcome of contingencies, such as legal proceedings; (xiii) environmental, social and governance related goals or commitments; and (xiv) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward- looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our first quarter 2022 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021.